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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 6, 2005

                                  K-Fed Bancorp
                                  -------------
             (Exact name of registrant as specified in its charter)

          Federal                      000-50592                20-0411486
          -------                      ---------                ----------
(State or other jurisdiction)         (Commission            (I.R.S. Employer
      of incorporation)                 File No.)           Identification No.)


Address of principal executive offices:  1359 N. Grand Avenue, Covina, CA 91722
                                         --------------------------------------


Registrant's telephone number, including area code: (626) 339-9663
                                                    --------------

                                 Not Applicable
                                 --------------
          (Former name or former address if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. OTHER EVENTS.

On January 6, 2005, K-Fed Bancorp announced its intention to repurchase 4% of its outstanding publicly held common stock or 227,470 shares of stock. The purpose of the repurchase is to fund the K-Fed Bancorp 2004 Recognition and Retention Plan approved by stockholders at the 2004 annual meeting of stockholders.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

        (A) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED: None

        (B) PRO FORMA FINANCIAL INFORMATION: None

        (C) EXHIBITS:

            Exhibit 99.1: Press Release








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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                             K-FED BANCORP


DATE: January 6, 2005                        By: /s/ Kay M. Hoveland
                                                 -------------------
                                                 Kay M. Hoveland
                                                 President and Chief Executive
                                                 Officer